UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): November 14, 2016

EARTHLINK HOLDINGS CORP.

(Exact Name of Registrant as Specified in Its Charter)

Delaware (State of Incorporation)	001-15605 (Commission File Number)	46-4228084 (I.R.S. Employer Identification No.)

1170 Peachtree Street, Suite 900, Atlanta, Georgia      30309

(Address of principal executive offices)     (Zip Code)

(404) 815-0770

(Registrant’s telephone number, including area code)

(Former name, former address and former fiscal year, if changed since last report date)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure

A copy of the slides used by EarthLink Holdings Corp. (“EarthLink”) during meetings with investors commencing on November 14, 2016 is attached hereto as Exhibit 99.1 and incorporated herein by reference.

In accordance with General Instruction B.2 of Form 8-K, the information furnished in Item 7.01 of this Current Report on Form 8-K and in Exhibit 99.1 attached hereto shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Cautionary Information Regarding Forward-Looking Statements

This document includes “forward-looking” statements (rather than historical facts) that are subject to risks and uncertainties that could cause actual results, including results relating to the expected timing and benefits of the proposed transaction between EarthLink and Windstream Holdings, Inc. (“Windstream”), to differ materially from those described. Although we believe that the expectations expressed in these forward-looking statements are reasonable, we cannot promise that our expectations will turn out to be correct, and the actual results relating to the matters set forth in this document could be materially different from and worse than our expectations.

Important factors that could cause actual results to differ materially from those indicated by such forward-looking statements include risks and uncertainties relating to: the ability to obtain the requisite Windstream and EarthLink stockholder approvals; the ability to satisfy the conditions to consummation of the transaction, including to obtain governmental and regulatory approvals required for the proposed transaction; the risk that required governmental and regulatory approvals may delay the proposed transaction or result in the imposition of conditions that could cause the parties to abandon the proposed transaction or materially impact the financial benefits of the proposed transaction; timing to consummate the proposed transaction; the risk that the businesses will not be integrated successfully; the risk that the cost savings and any other synergies from the proposed transaction may not be fully realized or may take longer to realize than expected; disruption from the proposed transaction making it more difficult to maintain relationships with customers, employees or suppliers; the diversion of management time on issues related to the proposed transaction; dividend policy changes for the combined company; the future cash requirements of the combined company; general worldwide economic conditions and related uncertainties; and the effect of changes in governmental regulations.

The risks and uncertainties to which the forward-looking statements are subject additionally include, without limitation: (1) that the combined company may not be able to execute its strategy to successfully transition to a leading managed network, security and cloud services provider, which could adversely affect the combined company’s results of operations and cash flows; (2) that the combined company may not be able to increase revenues from growth products and services to offset declining revenues from traditional products and services, which could adversely affect the combined company’s results of operations and cash flows; (3) that if the combined company is unable to adapt to changes in technology and customer demands, the combined company may not remain competitive, and the combined company’s revenues and operating results could suffer; (4) that the combined company may not be able to achieve operating efficiencies and otherwise reduce costs or that operating efficiencies and costs reductions may take longer to achieve than expected; (5) that the combined company may have to undertake further restructuring plans that would require additional charges; (6) that the combined company may be unable to successfully divest non-strategic products, which could adversely affect the combined company’s results of operations; (7) that acquisitions the combined company completes could result in operating difficulties, dilution, increased liabilities, diversion of management attention and other adverse consequences, which could adversely affect the combined company’s results of operations; (8) that the combined company will face significant competition in its business markets, which could adversely affect the combined company’s results of operations; (9) that the combined company could fail to retain existing customers, which could adversely affect the combined company’s results of operations and cash flows; (10) that decisions by legislative or regulatory authorities, including the Federal Communications Commission, relieving incumbent carriers of certain regulatory requirements, and possible further deregulation in the future, may restrict the combined company’s ability to provide services and may increase the costs to provide these services; (11) that if the combined company is unable to interconnect with AT&T, Verizon and other incumbent carriers on acceptable terms, the combined company’s ability to offer competitively priced local telephone services will be adversely affected; (12) that the continued decline in switched access and reciprocal compensation revenue will adversely affect the combined company’s results of operations; (13) that failure to obtain and maintain necessary permits and rights-of-way could interfere with the combined company’s network infrastructure and operations; (14) that if the combined company’s larger carrier customers terminate the service they receive from the combined company, its wholesale revenue and results of operations could be adversely affected; (15) that the combined company will obtain a majority of its network equipment and software from a limited number of third-party suppliers; (16) that work stoppages experienced by other communications companies on whom the combined company will rely for service could adversely impact its ability to provision and service customers; (17) that the combined company’s commercial and alliance arrangements may not be renewed or may not generate expected benefits, which could adversely affect the combined company’s results of operations; (18) that the combined company’s consumer business is dependent on the availability of third-party network service providers; (19) that the combined company will face significant competition in the Internet access industry that could reduce profitability or make the combined company’s products less desirable; (20) that the decline of the combined company’s consumer access subscribers may adversely affect results of operations; (21) that lack of regulation governing wholesale Internet service providers could adversely affect the combined company’s operations; (22) that cyber security breaches could harm the combined company’s business; (23) that privacy concerns relating to the combined company’s business could damage its reputation and deter current and potential users from using its services; (24) that interruption or failure of the combined company’s network, information systems or other technologies could impair the combined company’s ability to provide services, which could damage the combined company’s reputation and harm its operating results; (25) that the combined company’s business will depend on effective business support systems and processes; (26) that if the combined company or other industry participants are unable to successfully defend against disputes or legal actions, the combined company could face substantial liabilities or suffer harm to its financial and operational prospects; (27) that the combined company may be accused of infringing upon the intellectual property rights of third parties, which is costly to defend and could limit our or the combined company’s ability to use certain technologies in the future; (28) that the combined company may not be able to protect its intellectual property; (29) that the combined company may be unable to hire and retain sufficient qualified personnel; (30) that unfavorable general economic conditions could harm the combined company’s business; (31) that government regulations could adversely affect the combined company’s business or force it to change our or its business practices; (32) that the combined company’s business may suffer if third parties are unable to provide services or terminate their relationships with the combined company; (33) that the combined company may be required to recognize impairment charges on goodwill and other intangible assets, which could adversely affect the combined company’s results of operations and financial position; (34) that the combined company may have exposure to greater than anticipated tax liabilities and the combined company may be limited in the use of our net operating losses and certain other tax attributes in the future; (35) that the combined company’s indebtedness could adversely affect its financial health and limit its ability to react to changes in its business and industry; (36) that the combined company may require substantial capital to support business growth, and this capital may not be available on acceptable terms, or at all; (37) that the combined company’s debt agreements will include restrictive covenants, and failure to comply with these covenants could trigger acceleration of payment of outstanding indebtedness; (38) that the combined company may reduce, or cease payment of, quarterly cash dividends; (39) that the combined company’s stock price may be volatile; (40) that provisions of the combined company’s certificate of incorporation and bylaws, and other elements of the combined company’s capital structure, could limit the combined company’s share price and delay a change of control of the combined company; (41) that our bylaws designate, and the combined company’s bylaws will designate, the Court of Chancery of the State of Delaware as the sole and exclusive forum for certain types of actions and proceedings that may be initiated by our or its stockholders, which could limit stockholders’ flexibility in obtaining a judicial forum for disputes with us or our, or with the combined company and its, directors, officers or employees; and (42) other risk factors and cautionary statements as detailed from time to time in each of our and Windstream’s reports filed with the U.S. Securities and Exchange Commission (the “SEC”).  These risks and uncertainties, as well as other or new risks and uncertainties that may emerge from time to time impacting the proposed transaction or the combined company, are not intended to represent a complete list of all risks and uncertainties inherent in the proposed transaction or the business of the combined company.  There can be no assurance that the proposed transaction or any other transaction described above will in fact be consummated in the manner described, or at all.  You should not place undue reliance on these forward-looking statements, which speak only as of the date of this document.  Unless legally required, EarthLink and Windstream undertake no obligation, and each expressly disclaims any such obligation, to update any forward-looking statements, whether as a result of new information, future events or otherwise.

NO OFFER OR SOLICITATION

The information in this communication is for informational purposes only and is neither an offer to purchase, nor a solicitation of an offer to sell, subscribe for or buy any securities or the solicitation of any vote or approval in any jurisdiction pursuant to or in connection with the proposed transactions or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, and otherwise in accordance with applicable law.

ADDITIONAL INFORMATION AND WHERE TO FIND IT

EarthLink and Windstream plan to submit the proposed transaction to their respective stockholders for their consideration.  In connection with the proposed transaction, Windstream plans to file with the SEC a registration statement on Form S-4 (the “Registration Statement”), which will include a prospectus with respect to the shares to be issued in the proposed transaction and a preliminary and definitive joint proxy statement for the stockholders of EarthLink and Windstream (the “Joint Proxy Statement”), and each of EarthLink and Windstream plan to mail the Joint Proxy Statement to their respective stockholders and file other documents regarding the proposed transaction with the SEC.  The definitive Registration Statement and the Joint Proxy Statement will contain important information about the proposed transaction and related matters. SECURITY HOLDERS ARE URGED AND ADVISED TO READ THE REGISTRATION STATEMENT AND THE JOINT PROXY STATEMENT CAREFULLY WHEN THEY BECOME AVAILABLE, AS WELL AS ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC AND ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. The Registration Statement, the Joint Proxy Statement and other relevant materials (when they become available) and any other documents filed or furnished by EarthLink or Windstream with the SEC may be obtained free of charge at the SEC’s web site at www.sec.gov.

PARTICIPANTS IN THE SOLICITATION

EarthLink, Windstream, their respective directors and certain of their executive officers and employees may be deemed to be participants in the solicitation of proxies in connection with the proposed transaction. Information about EarthLink’s directors and executive officers is set forth in its definitive proxy statement for its 2016 Annual Meeting of Stockholders, which was filed with the SEC on March 15, 2016, and information about Windstream’s directors and executive officers is set forth in its definitive proxy statement for its 2016 Annual Meeting of Stockholders, which was filed with the SEC on April 1, 2016. These documents are available free of charge from the sources indicated above, from EarthLink by going to its investor relations page on its corporate website at www.earthlink.com and from Windstream by going to its investor relations page on its corporate website at www.windstream.com.

Additional information regarding the interests of participants in the solicitation of proxies in connection with the proposed transaction will be included in the Registration Statement, the Joint Proxy Statement and other relevant materials EarthLink and Windstream intend to file with the SEC.

Item 9.01 Financial Statements and Exhibits

(d)                                 Exhibits

Exhibit No.	Description
99.1	Presentation to investors made by EarthLink Holdings Corp.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EARTHLINK HOLDINGS CORP.
(Registrant)

By:	/s/ Louis M. Alterman
	Name:	Louis M. Alterman
	Title:	Executive Vice President,
Chief Financial Officer

Date: November 14, 2016

Exhibit Index

Exhibit No.	Description
99.1	Presentation to investors made by EarthLink Holdings Corp.